UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

141 West Jackson Boulevard

Suite 2150

Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Kevin Keeley

141 West Jackson Boulevard

Suite 2150

Chicago, IL 60604

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-786-5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

Semiannual Report

March 31, 2024

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.keeleyfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@keeleyteton.com.

KEELEY FUNDS

(Unaudited)

	Class A Shares						Class I Shares
	Average Annual Returns — March 31, 2024(a)(b)						Average Annual Returns — March 31, 2024(a)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
KEELEY Small Cap
Dividend Value Fund	10.22%	7.61%	6.02%	9.79%	1.50%	1.29%	15.76%	8.88%	6.78%	10.42%	1.25%	1.04%
KEELEY Small-Mid Cap
Value Fund	20.30	9.00	6.45	7.57	1.92	1.52	26.27	10.29	7.21	8.14 (c)	1.67	1.27
KEELEY Mid Cap
Dividend Value Fund	16.78	8.52	8.31	11.70	1.41	1.20	22.52	9.79	9.09	12.39	1.16	0.95

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. The prospectuses contain expense reimbursement information and should be read carefully before investing. The gross expense ratios and expense ratios after Adviser reimbursements are from the current prospectus dated January 26, 2024. The contractual reimbursements are in effect through February 28, 2025.

(b)	Includes the effect of the maximum 4.50% sales charge at the beginning of the period.

(c)	The Institutional Share class commenced operations on December 31, 2007. Performance prior to that date is for A Shares, that would have substantially similar returns because all classes invest in the same portfolio of securities, differing only to the extent the share classes have different class specific expenses.

Inception Dates
	Class A Shares	Class I Shares
KEELEY Small Cap Dividend Value Fund	12/01/09	12/01/09
KEELEY Small-Mid Cap Value Fund	08/15/07	12/31/07
KEELEY Mid Cap Dividend Value Fund	10/03/11	10/03/11

The KEELEY Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.keeleyfunds.com or by calling the Funds at 800-422-3554. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-422-3554; (ii) writing to The KEELEY Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Small Cap Dividend Value Fund

Investment Objective and Strategy

The Fund seeks long term capital appreciation and current income through investments in equity securities of companies with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders. The Adviser currently defines small market capitalization as securities within the range of the Russell 2000 Value® Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change.

Our philosophy is to deliver above average long term results with less volatility due to the application of a value-oriented investment style. Our investment team uses a bottom-up, fundamental approach to stock selection focusing the majority of the portfolio on dividend paying small-cap companies.

Performance Discussion (Unaudited)

For the first fiscal quarter ended December 31, 2023, the Keeley Small Cap Dividend Value Fund’s net asset value (“NAV”) per Class A share gained 13.2%. After a difficult 2022 and a choppy first nine months, stocks ended 2023 on a strong note. Growing investor confidence that the Fed is done raising rates for the cycle drove prices of almost all assets higher. Falling rates drove the bond market to its best quarterly performance since the third quarter of 1982. Fourth quarter equity returns ranged from good to outstanding. On the good end were the 5% gains in international stocks, while US stocks appreciated more sharply with the S&P 500 up 11.7%. Small caps performed even better with the Russell 2000 up 14.0%. Style favored growth for large and mid-caps, but value for small caps.

For the quarter ended March 31, 2024, the Keeley Small Cap Dividend Value Fund’s net asset value gained 4.9%. It was an interesting quarter in that the Fund produced most of its outperformance in March, which was the strongest month of the quarter for the market and a month in which small caps and value stocks performed best. The broad market, as measured by the S&P 500 rose 10.6% while the Russell 2000 Index of small cap stocks gained 5.2%. For the period, our focus on dividend payers was a headwind. Sector Allocation was neutral, and Stock Selection drove our performance.

Contributors to performance included: Primoris Services (2.7% of net assets as of March 31, 2024), a diversified engineering and construction company specializing in pipelines, utility-scale transmission and distribution systems, telecom, and heavy civil projects. The company reported a 14% increase in revenues, driven by continued strong revenue growth in its Energy segment which is primarily fueled by renewables. Primoris is well-positioned to achieve its objectives and capitalize on the strong secular growth trends in renewables, particularly utility-scale solar; WK Kellogg (1.8%), is the second-largest ready-to-eat cereal business in North America. The firm spun off last year from Kellogg Company, which then changed its name to Kellanova and is largely a snack business. In the first quarter of 2024, W.K. Kellogg shares rallied nicely after the company reported solid earnings, with results broadly ahead of expectations. The company also reported its highest gross margin in the last twelve quarters as it benefited from improved supply chain execution, pricing and product mix, and greater productivity; and TechnipFMC plc (2.6%), provider of equipment used in both offshore and onshore oil & gas development. With the fourth quarter results, the company increased its expectations for offshore equipment orders in its Subsea segment based on engineering inquiries the company is already working on. A new technology for separating CO2 from hydrocarbons is a major factor in this increased outlook. Management also increased its margin expectations for its Subsea segment to a level that was higher than prior investor expectations and higher than where it finished 2023.

Detractors from the portfolio for the period included: Columbia Banking System (1.1%), a $50 billion super-community bank operating in the Pacific Northwest. Formed by the merger of Columbia Bank and Umpqua Bank, recent results were well short of expectations as the company did a poor job managing its expenses to account for rising deposit costs; Pacific Premier Bancorp (1.3%), provides banking services to commercial customers on the West Coast. It has a relatively large commercial real estate loan book and its stock suffered from the concerns created by New York Community Bank; and Embecta Corporation (0.8%), a diabetes equipment business that spun off from Becton Dickinson in early 2022 that manufactures needles for insulin injections. Embecta shares were weak following the continued growth in the number of prescriptions issued for weight-loss drugs like Ozempic and Wegovy which constrained investor sentiment toward companies like Embecta that are tied to growth in the number of patients with diabetes. Finally, some investors have expressed concerns about Embecta’s decision to pursue growth in the form of a patch pump and the capital that the firm would need to devote to commercialize such a product.

We are optimistic about the year ahead and excited about what the future holds for the Keeley Small Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Small-Mid Cap Value Fund (Unaudited)

Investment Objective and Strategy

The Fund seeks long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization. The Adviser currently defines small and mid-cap market capitalization as securities within the range of the Russell 2500 Value® Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of small and mid cap companies in which the Fund invests will also change.

Our philosophy is to deliver above average long term results while reducing portfolio risk through the application of a disciplined, opportunistic, and unique investment strategy. Our investment team uses a bottom-up, fundamental approach to stock selection focusing the majority of the portfolio on companies undergoing internal corporate restructuring.

Performance Discussion (Unaudited)

For the first fiscal quarter ended December 31, 2023, the Keeley Small-Mid Cap Value Fund’s net asset value (“NAV”) per Class A share rose 14.3%. After a difficult 2022 and a choppy first nine months, stocks ended 2023 on a strong note. Growing investor confidence that the Fed had finished raising rates for this cycle drove prices of almost all assets higher. Falling rates drove the bond market, as measured by the Bloomberg Aggregate, to its best quarterly performance since the third quarter of 1982. Fourth quarter equity returns ranged from good to outstanding. On the good end were the 5% gains in international stocks, while US stocks appreciated more sharply.

For the quarter ended March 31, 2024, the Keeley Small-Mid Cap Value Fund’s Class A shares rose 8.9%. Expectations took a hit as the timing for initial rate cuts were pushed to an undetermined date in the future, but the US economy continued to surprise and the domination by Mega cap tech stocks helped sooth concerns about the labor market. We also saw differences in results across non-equity markets. The rise in the yield on the 10-year Treasury from 3.88% at year end to 4.20% led to a 1.3% decline in the Bloomberg US Aggregate Bond Index. The dollar was stronger in the quarter, compared to weakness in the fourth quarter of 2023. Commodities were also higher after faltering last quarter.

Our top contributors to performance over the first half of the fiscal year were: NRG Energy (1.6% of net assets as of March 31, 2024), one of the largest competitive energy retailers in the U.S. serving over 7.5 million residential customers in addition to commercial, industrial, and wholesale customers. The company had a strong finish to a transformational year, as NRG saw regional expansion opportunities alongside progress on its cost reduction goals; Pennant Group (1.6%), which provides clinical care services to patients and residents in three areas: Home Health, Hospice, and Senior Living. The company mostly recovered from pandemic-related headwinds, especially improvement in labor availability, which was the key driver in admission growth trends. Pennant reported a noticeable improvement in admissions this quarter, increasing 12.8% in Home Health and 13.1% in Hospice; Vontier Corp., (1.8%), is a diversified manufacturer of equipment and software services for gas stations and auto dealerships. The company outlined an encouraging earnings and sales forecast for 2024 based on the underlying strength of its Mobility Technologies segment which is seeing stronger demand for alternative energy solutions.

Detractors from the portfolio for the period included Columbia Banking System (1.0%), a $50 billion super-community bank operating in the Pacific Northwest. Formed by the merger of Columbia Bank and Umpqua Bank, recent results were well short of expectations as the company did a poor job managing its expenses to account for rising deposit costs; NCR Voyix Corporation, (0.8%), the legacy point of sale and digital banking business of the company previously known as NCR Corporation and National Cash Register. It spun-off its ATM business to shareholders in late 2023. Shares were weak following a fourth quarter earnings report that was both confusing and disappointing. Costs and charges related to the spin-off made it difficult to compare results with prior periods; and Embecta Corporation (0.7%), a diabetes equipment business that spun off from Becton Dickinson in early 2022 that manufactures needles for insulin injections. Embecta shares were weak following the continued growth in the number of prescriptions issued for weight-loss drugs like Ozempic and Wegovy constrained investor sentiment toward companies like Embecta that are tied to growth in the number of patients with diabetes. Finally, some investors have expressed concerns about Embecta’s decision to pursue growth in the form of a patch pump and the capital that the firm would need to devote to commercialize such a product.

We are optimistic about the year ahead and excited about what the future holds for the Keeley Small-Mid Cap Value Fund. In conclusion, thank you for investing alongside us.

Mid Cap Dividend Value Fund

Investment Objective and Strategy

The Fund seeks long term capital appreciation and current income through investments in equity securities of companies with a mid-size market capitalization and that currently pay, or are reasonably expected to pay dividends to shareholders. The Adviser currently defines mid-cap market capitalization as securities within the range of the Russell Midcap® Value Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change.

Our philosophy is to deliver above average long term results with less volatility due to the application of a value oriented investment style. Our investment team uses a bottom-up, fundamental approach to stock selection focusing the majority of the portfolio on dividend paying small-cap companies.

Performance Discussion (Unaudited)

For the first fiscal quarter ended December 31, 2023, the Keeley Mid Cap Dividend Value Fund’s net asset value (“NAV”) per Class A share rose 12.3%, with returns being driven by investor belief that the Fed had finished raising rates and that rate cuts would soon be following. Fourth quarter equity returns ranged from good to outstanding. On the good end were the 5% gains in international stocks, while US stocks appreciated more sharply with the S&P 500 up 11.7%. Small caps performed even better with the Russell 2000 up 14.0%. Style favored growth for large and mid-caps, but value for small caps.

For the quarter ended March 31, 2024, the Fund’s net asset value rose 9.7%, with the stock market continuing to rally despite disappointment with the timing of any future interest rate cuts. The US economy continued to surprise and the domination by Mega cap tech stocks helped compensate for any concerns surrounding the labor market. Three factors drive relative performance for the Fund: Dividend vs. non-dividend, Sector Allocation, and Stock Selection; neither the Fund’s focus on dividend-payers nor Sector Allocation had meaningful impacts on the Fund’s relative performance.

Our top contributors to performance over the first half of the fiscal year were: NRG Energy (2.0% of net assets as of March 31, 2024), one of the largest competitive energy retailers in the U.S. serving over 7.5 million residential customers in addition to commercial, industrial, and wholesale customers. NRG had a strong finish to a transformational year, as the company see regional expansion opportunities along side progress on its cost reduction goals; Allison Transmission Holdings (1.6%), market leader in automatic transmission solutions for a wide variety of commercial on-highway and off-highway vehicles. The company reported outstanding 4Q23 results that exceeded investor expectations through the strength of its on-highway business in the US and announced several new business wins in its defense segment and its international off-highway segment; and Diamondback Energy (1.7%), one of the largest independent oil and gas exploration and production companies in the Permian Basin of west Texas. Diamondback significantly increased its scale and production capability with its recently announced acquisition of Endeavor, a large private exploration and production company.

Detractors from the portfolio for the period included Columbia Banking System (0.7%), a $50 billion super-community bank operating in the Pacific Northwest. Formed by the merger of Columbia Bank and Umpqua Bank, recent results were well short of expectations as the company did a poor job managing its expenses to account for rising deposit costs; Victoria’s Secret & Company (0.5%), an apparel firm and recent spin-off from Bath & Body Works, saw significant underperformance after the company issued profit guidance that was 25% below consensus estimates; and Equity LifeStyle Properties (1.2%), a real estate investment trust (REIT) that leases space to customers who own manufactured homes and cottages, recreational vehicles, and boats. The disappointing performance can be contributed to a few factors, the company is very interest rate-sensitive, and with rate cuts likely being pushed out, that almost certainly weighing on sentiment, management not updated guidance in the past six months, and the announcement of an accounting change, that while not material, weighed on the optics of the firm’s earnings.

We are optimistic and excited about what the future holds for the Keeley Mid Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

KEELEY Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from October 1, 2023 through March 31, 2024

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Table

		Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending	Annualized	Expenses	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During	Account Value	Account Value	Expense	Paid During
	10/01/23	03/31/24	Ratio	Period*	10/01/23	03/31/24	Ratio	Period*

KEELEY Small Cap Dividend Value Fund
Class A	$1,000.00	$1,187.40	1.29%	$7.05	$1,000.00	$1,018.55	1.29%	$6.51
Class I	$1,000.00	$1,188.70	1.04%	$5.69	$1,000.00	$1,019.80	1.04%	$5.25
KEELEY Small-Mid Cap Value Fund
Class A	$1,000.00	$1,244.90	1.39%	$7.80	$1,000.00	$1,018.05	1.39%	$7.01
Class I	$1,000.00	$1,246.70	1.14%	$6.40	$1,000.00	$1,019.30	1.14%	$5.76
KEELEY Mid Cap Dividend Value Fund
Class A	$1,000.00	$1,231.40	1.20%	$6.69	$1,000.00	$1,019.00	1.20%	$6.06
Class I	$1,000.00	$1,232.50	0.95%	$5.30	$1,000.00	$1,020.25	0.95%	$4.80

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of March 31, 2024:

KEELEY Small Cap Dividend Value Fund

Energy and Utilities	16.6%	Consumer Services	1.4%
Financial Services	16.5%	Metals and Mining	1.2%
Diversified Industrial	10.7%	Automotive	1.1%
Banking	10.4%	Computer Software and Services	1.0%
Health Care	10.1%	Paper and Forest Products	0.9%
Business Services	9.5%	Electronics	0.8%
Consumer Products	4.4%	U.S. Government Obligations	0.0%*
Building and Construction	4.3%	Other Assets and Liabilities (Net)	2.1%
Retail	3.0%		100.0%
Equipment and Supplies	2.6%
Food and Beverage	1.8%	_________
Broadcasting	1.6%	* Amount represents less than 0.05%.

KEELEY Small-Mid Cap Value Fund

Energy and Utilities	14.9%	Hotels and Gaming	2.9%
Financial Services	13.4%	Specialty Chemicals	2.5%
Health Care	11.7%	Retail	2.3%
Diversified Industrial	11.6%	Communication Services	1.7%
Business Services	8.0%	Containers and Packaging	1.1%
Consumer Products	7.4%	Metals and Mining	1.1%
Building and Construction	6.4%	Broadcasting	1.0%
Food and Beverage	4.2%	Entertainment	0.9%
Banking	3.1%	Other Assets and Liabilities (Net)	(0.2)%
U.S. Government Obligations	3.0%		100.0%
Computer Software and Services	3.0%

KEELEY Mid Cap Dividend Value Fund

Energy and Utilities	16.0%	Automotive: Parts and Accessories	3.1%
Financial Services	14.8%	U.S. Government Obligations	2.6%
Diversified Industrial	9.5%	Hotels and Gaming	2.1%
Health Care	7.0%	Metals and Mining	1.6%
Building and Construction	5.2%	Equipment and Supplies	1.3%
Retail	5.0%	Consumer Services	1.2%
Food and Beverage	4.8%	Containers and Packaging	1.1%
Electronics	4.4%	Broadcasting	1.1%
Business Services	4.2%	Environmental Services	0.8%
Machinery	3.7%	Real Estate	0.6%
Consumer Products	3.4%	Other Assets and Liabilities (Net)	0.1%
Computer Software and Services	3.2%		100.0%
Specialty Chemicals	3.2%

KEELEY Small Cap Dividend Value Fund

Schedule of Investments — March 31, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 97.9%
	Automotive — 1.1%
91,922	Standard Motor Products Inc.	$3,364,630	$3,083,983

	Banking — 10.4%
97,007	Atlantic Union Bankshares Corp.	3,005,241	3,425,317
131,753	Cadence Bank	1,938,608	3,820,837
166,005	Columbia Banking System Inc.	5,253,244	3,212,197
123,228	First Bancorp/Southern Pines NC	2,753,108	4,450,995
145,845	NCR Atleos Corp.†	3,085,424	2,880,439
81,615	OceanFirst Financial Corp.	1,755,585	1,339,302
119,024	South Plains Financial Inc.	2,744,101	3,185,082
123,056	Timberland Bancorp Inc.	3,537,173	3,312,668
42,598	Wintrust Financial Corp.	2,127,865	4,446,805
		26,200,349	30,073,642
	Broadcasting — 1.6%
26,742	Nexstar Media Group Inc.	1,220,329	4,607,379

	Building and Construction — 4.3%
63,378	KB Home	1,229,107	4,492,232
185,784	Primoris Services Corp.	3,258,120	7,908,825
		4,487,227	12,401,057

	Business Services — 9.5%
95,090	ABM Industries Inc.	4,468,001	4,242,916
330,635	ADTRAN Holdings Inc.	3,223,939	1,798,654
81,181	Cass Information Systems Inc.	3,224,466	3,910,489
99,752	EVERTEC Inc.	3,455,181	3,980,105
172,850	Heartland Express Inc.	2,467,822	2,063,829
195,288	Outfront Media Inc., REIT	4,912,628	3,278,885
144,568	Plymouth Industrial REIT Inc.	3,212,878	3,252,780
127,574	STAG Industrial Inc., REIT	3,394,826	4,903,945
		28,359,741	27,431,603

	Computer Software and Services — 1.0%
52,938	Progress Software Corp.	2,407,822	2,822,125

	Consumer Products — 4.4%
104,503	Kontoor Brands Inc.	2,389,921	6,296,306
70,868	Spectrum Brands Holdings Inc.	3,801,172	6,307,960
		6,191,093	12,604,266

	Consumer Services — 1.4%
102,744	National Storage Affiliates Trust, REIT	3,106,284	4,023,455

	Diversified Industrial — 10.7%
58,758	Crane NXT Co.	2,740,876	3,637,120
20,714	Enpro Inc.	2,035,695	3,495,902
40,704	Esab Corp.	1,670,828	4,500,641
19,544	Griffon Corp.	438,470	1,433,357
65,618	Helios Technologies Inc.	2,743,354	2,932,469
102,238	Hillenbrand Inc.	1,959,810	5,141,549
70,185	Olin Corp.	831,160	4,126,878
71,962	Spirit AeroSystems Holdings Inc., Cl. A†	2,397,658	2,595,669
38,078	VSE Corp.	1,539,169	3,046,240
		16,357,020	30,909,825
Shares		Cost	Market Value

	Electronics — 0.8%
29,087	Dolby Laboratories Inc., Cl. A	$1,892,996	$2,436,618

	Energy and Utilities — 16.6%
61,973	ALLETE Inc.	2,318,410	3,696,070
80,307	Argan Inc.	3,061,981	4,058,716
192,527	Atlantica Sustainable Infrastructure plc	3,148,809	3,557,899
174,578	Atlas Energy Solutions Inc.	3,258,321	3,948,954
51,273	Black Hills Corp.	2,905,224	2,799,506
144,816	ChampionX Corp.	3,241,935	5,197,446
25,612	Chord Energy Corp.	1,518,682	4,565,083
59,808	International Seaways Inc.	1,082,079	3,181,785
272,689	Primo Water Corp.	3,481,862	4,965,667
57,977	Southwest Gas Holdings Inc.	3,592,990	4,413,789
295,017	TechnipFMC plc	1,961,802	7,407,877
		29,572,095	47,792,792

	Equipment and Supplies — 2.6%
946,894	Ardagh Metal Packaging SA	4,164,234	3,247,846
85,397	Cactus Inc., Cl. A	2,751,808	4,277,536
		6,916,042	7,525,382

	Financial Services — 16.5%
104,272	Air Lease Corp.	2,505,888	5,363,752
236,106	Alpine Income Property Trust Inc., REIT	4,115,548	3,607,700
61,860	Brightsphere Investment Group Inc.	346,244	1,412,882
104,388	Enact Holdings Inc.	2,026,073	3,254,818
79,423	Federated Hermes Inc.	2,801,542	2,868,759
114,898	Hilltop Holdings Inc.	3,376,972	3,598,605
109,009	James River Group Holdings Ltd.	3,171,010	1,013,784
273,774	Macatawa Bank Corp.	2,788,727	2,680,248
155,795	Pacific Premier Bancorp Inc.	3,230,272	3,739,080
204,048	Silvercrest Asset Management Group Inc., Cl. A	2,335,768	3,225,999
56,902	SouthState Corp.	4,736,241	4,838,377
80,324	Synovus Financial Corp.	1,907,526	3,217,779
123,980	Victory Capital Holdings Inc., Cl. A	4,101,280	5,260,471
167,133	Virtu Financial Inc., Cl. A	3,732,464	3,429,569
		41,175,555	47,511,823

	Food and Beverage — 1.8%
273,922	WK Kellogg Co.	3,065,799	5,149,734

	Health Care — 10.1%
231,723	CareTrust REIT Inc.	2,638,209	5,647,089
2,348	Chemed Corp.	812,198	1,507,252
166,188	Embecta Corp.	4,175,143	2,205,315
345,920	Global Medical REIT Inc.	3,600,266	3,026,800
21,309	Mesa Laboratories Inc.	2,129,362	2,338,237
142,127	Perrigo Co. plc	5,967,464	4,575,068
142,256	Premier Inc., Cl. A	4,425,116	3,143,858
54,146	The Ensign Group Inc.	953,466	6,736,845
		24,701,224	29,180,464

	Metals and Mining — 1.2%
38,759	Kaiser Aluminum Corp.	984,483	3,463,504

See accompanying notes to financial statements.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments (Continued) — March 31, 2024 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Paper and Forest Products — 0.9%
252,674	Mercer International Inc.	$2,756,134	$2,514,106

	Retail — 3.0%
41,709	Jack in the Box Inc.	3,195,265	2,856,232
12,337	Penske Automotive Group Inc.	216,060	1,998,471
100,931	Shoe Carnival Inc.	2,364,436	3,698,112
		5,775,761	8,552,815

	TOTAL COMMON STOCKS	208,534,584	282,084,573
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.0%
$100,000	U.S. Treasury Bill,
	5.292%††, 06/20/24	$98,839	$98,842

	TOTAL INVESTMENTS — 97.9%	$208,633,423	282,183,415

	Other Assets and Liabilities (Net) — 2.1%		5,932,037

	NET ASSETS — 100.0%		$288,115,452

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments — March 31, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 97.2%
	Banking — 3.1%
16,542	Columbia Banking System Inc.	$471,767	$320,088
11,510	NCR Atleos Corp.†	248,711	227,322
4,092	Wintrust Financial Corp.	197,175	427,164
		917,653	974,574
	Broadcasting — 1.0%
1,865	Nexstar Media Group Inc.	106,608	321,321

	Building and Construction — 6.4%
4,397	Fortune Brands Innovations Inc.	109,574	372,294
8,042	Knife River Corp.†	304,031	652,045
12,049	Summit Materials Inc., Cl. A†	388,956	537,024
10,904	Tri Pointe Homes Inc.†	169,477	421,549
		972,038	1,982,912
	Business Services — 8.0%
5,613	Howard Hughes Holdings Inc.†	439,197	407,616
3,300	Lamar Advertising Co., Cl. A, REIT	122,031	394,053
18,775	Outfront Media Inc., REIT	294,468	315,232
17,455	Vestis Corp.	316,577	336,358
12,400	Vontier Corp.	346,981	562,464
1,942	WEX Inc.†	78,645	461,283
		1,597,899	2,477,006
	Communication Services — 1.7%
13,751	RXO Inc.†	250,701	300,734
3,470	Ziff Davis Inc.†	233,091	218,749
		483,792	519,483

	Computer Software and Services — 3.0%
22,912	N-able Inc.†	308,014	299,460
19,629	NCR Voyix Corp.†	320,006	247,914
3,280	TD SYNNEX Corp.	269,843	370,968
		897,863	918,342
	Consumer Products — 7.4%
3,220	Brunswick Corp.	167,468	310,795
6,057	Hasbro Inc.	373,433	342,342
7,965	Kontoor Brands Inc.	131,051	479,891
3,917	PVH Corp.	284,816	550,769
6,905	Spectrum Brands Holdings Inc.	355,732	614,614
		1,312,500	2,298,411
	Containers and Packaging — 1.1%
103,290	Ardagh Metal Packaging SA	423,805	354,285

	Diversified Industrial — 11.6%
2,599	Chart Industries Inc.†	173,771	428,107
4,196	Crane Co.	265,817	567,006
4,196	Crane NXT Co.	142,107	259,732
5,611	Esab Corp.	275,573	620,408
9,554	GXO Logistics Inc.†	504,848	513,623
5,654	Hillenbrand Inc.	272,978	284,340
2,324	ITT Inc.	41,264	316,134
8,090	nVent Electric plc	207,743	609,986
		1,884,101	3,599,336
	Energy and Utilities — 14.9%
18,676	Atlantica Sustainable Infrastructure plc	521,683	345,132
Shares		Cost	Market Value

9,872	ChampionX Corp.	$159,026	$354,306
4,244	Chesapeake Energy Corp.	251,932	376,995
1,997	Chord Energy Corp.	117,813	355,945
6,353	Evergy Inc.	353,408	339,123
5,049	International Seaways Inc.	61,253	268,607
21,923	MDU Resources Group Inc.	347,196	552,460
7,158	NRG Energy Inc.	84,711	484,525
22,068	Primo Water Corp.	284,349	401,858
6,035	Southwest Gas Holdings Inc.	366,717	459,445
27,582	TechnipFMC plc	199,880	692,584
		2,747,968	4,630,980
	Entertainment — 0.9%
7,498	Atlanta Braves Holdings Inc., Cl. C†	275,911	292,872

	Financial Services — 13.4%
9,300	Air Lease Corp.	191,561	478,392
9,207	Amerant Bancorp Inc.	154,425	214,431
12,200	Brightsphere Investment Group Inc.	150,434	278,648
11,553	Enact Holdings Inc.	224,302	360,223
16,450	Equitable Holdings Inc.	336,733	625,264
13,551	FS KKR Capital Corp.	198,698	258,418
4,820	Popular Inc.	267,540	424,594
4,387	SouthState Corp.	235,588	373,027
9,755	Synovus Financial Corp.	297,403	390,785
21,762	Virtu Financial Inc., Cl. A	504,026	446,556
3,987	Voya Financial Inc.	99,969	294,719
		2,660,679	4,145,057
	Food and Beverage — 4.2%
3,506	Kellanova	199,709	200,858
3,060	Lamb Weston Holdings Inc.	90,086	325,982
6,111	Molson Coors Beverage Co., Cl. B	276,231	410,965
19,410	WK Kellogg Co.	240,941	364,908
		806,967	1,302,713
	Health Care — 11.7%
19,090	CareTrust REIT Inc.	225,532	465,223
17,399	Embecta Corp.	346,165	230,885
4,668	Enovis Corp.†	334,467	291,517
9,142	Fortrea Holdings Inc.†	276,666	366,960
914	Laboratory Corp. of America Holdings	88,716	199,672
16,480	Organon & Co.	482,212	309,824
12,029	Perrigo Co. plc	511,375	387,214
4,112	The Ensign Group Inc.	186,967	511,615
26,026	The Pennant Group Inc.†	289,542	510,890
21,218	Zimvie Inc.†	174,228	349,885
		2,915,870	3,623,685
	Hotels and Gaming — 2.9%
6,435	Gaming and Leisure Properties Inc., REIT	161,074	296,460
8,232	VICI Properties Inc., REIT	158,598	245,231
4,465	Wyndham Hotels & Resorts Inc.	266,113	342,689
		585,785	884,380

	Metals and Mining — 1.1%
3,794	Kaiser Aluminum Corp.	145,649	339,032

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments (Continued) — March 31, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail — 2.3%
7,874	Bath & Body Works Inc.	$308,241	$393,857
1,108	Penske Automotive Group Inc.	17,885	179,485
7,608	Victoria’s Secret & Co.†	374,370	147,443
		700,496	720,785
	Specialty Chemicals — 2.5%
3,233	Ashland Inc.	25,925	314,797
10,035	Valvoline Inc.†	57,184	447,260
		83,109	762,057

	TOTAL COMMON STOCKS	19,518,693	30,147,231

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
7,970	Electriq Power Holdings Inc., expire 07/31/28†	5,010	32
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 3.0%
$940,000	U.S. Treasury Bills, 5.291% to 5.312%††, 05/02/24 to 06/13/24	$930,806	$930,852

	TOTAL INVESTMENTS — 100.2%	$20,454,509	31,078,115

	Other Assets and Liabilities (Net) — (0.2)%		(69,144)

	NET ASSETS — 100.0%		$31,008,971

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments — March 31, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 97.3%
	Automotive: Parts and Accessories — 3.1%
24,945	Allison Transmission Holdings Inc.	$919,651	$2,024,536
15,788	Autoliv Inc.	1,058,311	1,901,349
		1,977,962	3,925,885
	Broadcasting — 1.1%
7,838	Nexstar Media Group Inc.	734,295	1,350,409

	Building and Construction — 5.2%
18,306	Fortune Brands Innovations Inc.	720,264	1,549,969
30,645	KB Home	731,912	2,172,118
19,475	Knife River Corp.†	682,397	1,579,033
4,700	Vulcan Materials Co.	445,818	1,282,724
		2,580,391	6,583,844
	Business Services — 4.2%
18,651	Lamar Advertising Co., Cl. A, REIT	1,151,622	2,227,116
16,327	Omnicom Group Inc.	1,276,907	1,579,800
40,925	STAG Industrial Inc., REIT	1,244,524	1,573,157
		3,673,053	5,380,073
	Computer Software and Services — 3.2%
114,739	Gen Digital Inc.	2,223,843	2,570,153
13,848	TD SYNNEX Corp.	1,125,253	1,566,209
		3,349,096	4,136,362
	Consumer Products — 3.4%
17,989	Brunswick Corp.	869,834	1,736,298
13,115	Columbia Sportswear Co.	967,906	1,064,676
27,034	Hasbro Inc.	1,552,130	1,527,962
		3,389,870	4,328,936
	Consumer Services — 1.2%
23,334	Equity LifeStyle Properties Inc., REIT	842,250	1,502,710

	Containers and Packaging — 1.1%
411,200	Ardagh Metal Packaging SA	1,640,674	1,410,416

	Diversified Industrial — 9.5%
14,829	Cabot Corp.	999,176	1,367,234
16,697	Crane Co.	1,073,231	2,256,265
22,267	Crane NXT Co.	887,155	1,378,327
14,126	ITT Inc.	531,815	1,921,560
22,425	Jabil Inc.	1,134,455	3,003,829
29,563	nVent Electric plc	664,836	2,229,050
		5,290,668	12,156,265
	Electronics — 4.4%
6,139	Agilent Technologies Inc.	240,924	893,286
15,048	Dolby Laboratories Inc., Cl. A	811,780	1,260,571
14,907	Skyworks Solutions Inc.	1,428,100	1,614,726
10,659	WESCO International Inc.	1,538,912	1,825,674
		4,019,716	5,594,257
	Energy and Utilities — 16.0%
18,810	Black Hills Corp.	1,088,544	1,027,026
46,893	ChampionX Corp.	1,035,417	1,682,990
19,924	Chesapeake Energy Corp.	1,132,799	1,769,849
10,721	Diamondback Energy Inc.	492,323	2,124,581
23,656	Evergy Inc.	1,217,992	1,262,757
38,485	Exelon Corp.	1,659,723	1,445,881
84,390	MDU Resources Group Inc.	1,570,472	2,126,628
Shares		Cost	Market Value

37,939	NRG Energy Inc.	$801,718	$2,568,091
2,236	Pioneer Natural Resources Co.	116,447	586,950
23,232	Southwest Gas Holdings Inc.	1,438,371	1,768,652
41,141	TechnipFMC plc	893,834	1,033,050
64,716	UGI Corp.	1,860,576	1,588,131
8,174	Valero Energy Corp.	279,963	1,395,220
		13,588,179	20,379,806
	Environmental Services — 0.8%
11,560	Veralto Corp.	787,889	1,024,910

	Equipment and Supplies — 1.3%
19,532	The Timken Co.	1,220,798	1,707,683

	Financial Services — 14.8%
36,699	Air Lease Corp.	805,709	1,887,797
3,235	Ameriprise Financial Inc.	273,581	1,418,353
3,283	Arthur J. Gallagher & Co.	112,748	820,881
44,367	Columbia Banking System Inc.	1,233,897	858,501
20,097	Comerica Inc.	1,017,848	1,105,134
6,510	Discover Financial Services	272,348	853,396
54,853	Equitable Holdings Inc.	1,084,166	2,084,963
19,333	Popular Inc.	1,050,862	1,703,044
19,333	Prosperity Bancshares Inc.	1,202,438	1,271,725
5,616	Reinsurance Group of America Inc.	457,562	1,083,214
16,561	SouthState Corp.	886,399	1,408,182
37,955	Synovus Financial Corp.	1,236,142	1,520,477
66,993	Virtu Financial Inc., Cl. A	1,439,055	1,374,696
21,288	Voya Financial Inc.	704,777	1,573,609
		11,777,532	18,963,972
	Food and Beverage — 4.8%
27,568	Conagra Brands Inc.	720,911	817,116
32,629	Kellanova	1,774,272	1,869,315
12,896	Lamb Weston Holdings Inc.	332,206	1,373,811
30,690	Molson Coors Beverage Co., Cl. B	1,390,249	2,063,902
3,206	WK Kellogg Co.	45,215	60,273
		4,262,853	6,184,417
	Health Care — 7.0%
2,133	Chemed Corp.	829,545	1,369,237
20,648	Encompass Health Corp.	1,015,755	1,705,112
30,089	Organon & Co.	913,967	565,673
41,140	Perrigo Co. plc	1,831,292	1,324,297
19,306	The Ensign Group Inc.	1,565,509	2,402,052
8,882	Universal Health Services Inc., Cl. B	1,023,266	1,620,610
		7,179,334	8,986,981
	Hotels and Gaming — 2.1%
52,240	VICI Properties Inc., REIT	999,125	1,556,229
15,021	Wyndham Hotels & Resorts Inc.	653,853	1,152,862
		1,652,978	2,709,091
	Machinery — 3.7%
9,199	BWX Technologies Inc.	405,464	944,001
17,371	Oshkosh Corp.	1,270,743	2,166,338
9,123	Regal Rexnord Corp.	1,369,892	1,643,052
		3,046,099	4,753,391

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments (Continued) — March 31, 2024 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining — 1.6%
17,593	Franco-Nevada Corp.	$1,583,445	$2,096,382

	Real Estate — 0.6%
27,167	Highwoods Properties Inc., REIT	1,052,081	711,232

	Retail — 5.0%
31,535	Bath & Body Works Inc.	1,024,745	1,577,381
72,482	Brixmor Property Group Inc., REIT	1,055,096	1,699,703
17,754	PVH Corp.	1,405,392	2,496,390
32,049	Victoria’s Secret & Co.†	1,844,309	621,109
		5,329,542	6,394,583
	Specialty Chemicals — 3.2%
9,138	Ashland Inc.	680,651	889,767
28,764	Olin Corp.	336,155	1,691,323
12,944	RPM International Inc.	592,186	1,539,689
		1,608,992	4,120,779

	TOTAL COMMON STOCKS	80,587,697	124,402,384
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 2.6%
$3,318,000	U.S. Treasury Bills, 5.262% to 5.311%††, 04/25/24 to 06/13/24	$3,297,602	$3,297,582

	TOTAL INVESTMENTS — 99.9%	$83,885,299	127,699,966

	Other Assets and Liabilities (Net) — 0.1%		99,286

	NET ASSETS — 100.0%		$127,799,252

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Funds

Statements of Assets and Liabilities

March 31, 2024 (Unaudited)

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Assets:
Investments, at value (Cost $208,633,423, $20,454,509, and $83,885,299, respectively)	$282,183,415	$31,078,115	$127,699,966
Cash	—	—	40,487
Receivable for Fund shares sold	14,736	—	17
Receivable for investments sold	5,989,739	—	—
Receivable from Adviser	49,532	11,362	21,485
Dividends and interest receivable	364,368	33,200	157,180
Prepaid expenses	83,783	25,032	40,694
Total Assets	288,685,573	31,147,709	127,959,829
Liabilities:
Payable to bank	11,002	71,998	—
Payable for Fund shares redeemed	126,939	586	14,121
Payable for investment advisory fees	239,271	25,320	93,892
Payable for distribution fees	34,884	2,405	2,945
Payable for accounting fees	2,686	1,513	422
Payable for custodian fees	20,470	5,262	8,451
Payable for legal and audit fees	30,617	18,822	20,944
Payable for shareholder communications expenses	43,930	6,891	9,277
Payable for shareholder services fees	54,534	5,067	9,645
Payable for chief compliance officer compensation	5,788	874	840
Other accrued expenses	—	—	40
Total Liabilities	570,121	138,738	160,577
Net Assets	$288,115,452	$31,008,971	$127,799,252
Net Assets Consist of:
Paid-in capital	$206,276,572	$18,967,681	$80,270,222
Total distributable earnings	81,838,880	12,041,290	47,529,030
Net Assets	$288,115,452	$31,008,971	$127,799,252
Shares of Capital Stock, each at $0.0001 par value:
Class A:
Net assets	$170,116,502	$11,826,198	$14,414,133
Capital Shares outstanding	10,064,290	1,242,382	477,156
Net Asset Value and redemption price per share (500,000,000 shares authorized)	$16.90	$9.52	$30.21
Maximum offering price per share (NAV ÷ 0.9550, based on maximum sales charge of 4.50% of the offering price)	$17.70	$9.97	$31.63
Class I:
Net assets	$117,998,950	$19,182,773	$113,385,119
Capital Shares outstanding	6,977,181	1,940,824	3,762,917
Net Asset Value, offering, and redemption price per share (100,000,000 shares authorized)	$16.91	$9.88	$30.13

See accompanying notes to financial statements.

KEELEY Funds

Statements of Operations

For the Six Months Ended March 31, 2024 (Unaudited)

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $35,652, $4,264, and $16,389, respectively)	$3,454,385	$339,856	$1,422,824
Interest	139,664	15,196	51,338
Total Investment Income	3,594,049	355,052	1,474,162
Expenses:
Investment advisory fees	1,378,284	141,051	519,809
Distribution fees - Class A	199,874	13,420	15,945
Accounting fees	34,457	3,526	14,439
Custodian fees	10,144	4,110	5,681
Legal and audit fees	35,156	14,424	19,643
Chief compliance officer compensation	30,003	2,977	12,020
Registration expenses	4,332	14,192	14,329
Shareholder communications expenses	42,024	9,922	14,607
Shareholder services fees	127,229	16,564	40,645
Directors’ fees	45,556	4,604	18,747
Miscellaneous expenses	15,044	6,434	8,548
Total Expenses	1,922,103	231,224	684,413
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	(288,814)	(57,006)	(119,780)
Net Expenses	1,633,289	174,218	564,633
Net Investment Income	1,960,760	180,834	909,529
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	10,855,328	1,827,273	4,107,867
Net change in unrealized appreciation/depreciation:
on investments	35,373,819	4,327,582	19,762,316
Net Realized and Unrealized Gain/(Loss) on Investments	46,229,147	6,154,855	23,870,183
Net Increase in Net Assets Resulting from Operations	$48,189,907	$6,335,689	$24,779,712

See accompanying notes to financial statements.

KEELEY Funds

Statements of Changes in Net Assets

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023	For the Six Months Ended March 31, 2024 (Unaudited)	For the Year Ended September 30, 2023
Operations:
Net investment income	$1,960,760	$5,413,866	$180,834	$382,295	$909,529	$1,900,584
Net realized gain on investments	10,855,328	10,257,503	1,827,273	2,188,853	4,107,867	4,504,511
Net change in unrealized appreciation on investments	35,373,819	16,798,115	4,327,582	2,670,025	19,762,316	8,129,017
Net Increase in Net Assets Resulting from Operations	48,189,907	32,469,484	6,335,689	5,241,173	24,779,712	14,534,112
Distributions to Shareholders:
Accumulated earnings
Class A	(5,678,777)	(23,455,514)	(945,120)	(1,477,891)	(557,398)	(563,143)
Class I	(4,280,762)	(18,208,247)	(1,570,634)	(2,575,791)	(4,685,172)	(4,835,787)
Total Distributions to Shareholders	(9,959,539)	(41,663,761)	(2,515,754)	(4,053,682)	(5,242,570)	(5,398,930)

Capital Share Transactions:
Proceeds from shares issued
Class A	2,071,852	4,102,953	54,254	169,424	835,611	703,190
Class I	2,986,752	7,969,454	944,710	449,156	1,799,409	2,961,201
	5,058,604	12,072,407	998,964	618,580	2,635,020	3,664,391

Proceeds from reinvestment of distributions
Class A	5,481,065	22,578,847	936,224	1,466,428	492,145	496,013
Class I	4,248,708	18,023,453	1,568,727	2,567,671	4,673,191	4,819,968
	9,729,773	40,602,300	2,504,951	4,034,099	5,165,336	5,315,981

Cost of shares redeemed
Class A	(15,625,977)	(27,604,849)	(905,627)	(2,120,001)	(700,668)	(3,424,767)
Class I	(19,625,326)	(32,616,859)	(2,381,878)	(6,449,780)	(8,580,040)	(14,465,280)
	(35,251,303)	(60,221,708)	(3,287,505)	(8,569,781)	(9,280,708)	(17,890,047)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(20,462,926)	(7,547,001)	216,410	(3,917,102)	(1,480,352)	(8,909,675)
Net Increase/(Decrease) in Net Assets	17,767,442	(16,741,278)	4,036,345	(2,729,611)	18,056,790	225,507
Net Assets:

Beginning of year	270,348,010	287,089,288	26,972,626	29,702,237	109,742,462	109,516,955
End of period	$288,115,452	$270,348,010	$31,008,971	$26,972,626	$127,799,252	$109,742,462

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights

Selected data for a common share of capital stock outstanding throughout each period:

	Six Months Ended March		Year Ended September 30,
Small Cap Dividend Value Fund	31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Class A
Net Asset Value, Beginning of Year	$14.72		$15.32	$19.71	$12.84	$15.86	$18.91
Income from Investment Operations:
Net Investment Income(a)	0.10		0.27	0.27	0.18	0.21	0.32
Net Realized and Unrealized Gain/(Loss) on Investments	2.64		1.40	(2.27)	6.90	(2.97)	(1.44)
Total from Investment Operations	2.74		1.67	(2.00)	7.08	(2.76)	(1.12)

Distributions:
Net Investment Income	(0.15)		(0.33)	(0.29)	(0.21)	(0.26)	(0.30)
Net Realized Gain on Investments	(0.41)		(1.94)	(2.10)	—	—	(0.60)
Return of Capital	—		—	—	—	—	(1.03)
Total Distributions	(0.56)		(2.27)	(2.39)	(0.21)	(0.26)	(1.93)
Net Asset Value, End of Period	$16.90		$14.72	$15.32	$19.71	$12.84	$15.86
Total Return †	18.74%		10.67%	(12.13)%	55.27%	(17.35)%	(5.67)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (in 000’s)	$170,117		$156,054	$162,428	$208,680	$157,732	$254,329
Net Investment Income	1.31	%(b)	1.68%	1.46%	0.98%	1.49%	2.04%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.29	%(b)	1.29%	1.29%	1.29%	1.29%	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.50	%(b)	1.50%	1.48%	1.47%	1.52%	1.45%
Portfolio Turnover Rate	8%		21%	28%	26%	21%	71%
Class I
Net Asset Value, Beginning of Year	$14.73		$15.31	$19.75	$12.87	$15.89	$18.94
Income from Investment Operations:
Net Investment Income(a)	0.12		0.31	0.31	0.23	0.25	0.35
Net Realized and Unrealized Gain/(Loss) on Investments	2.64		1.41	(2.27)	6.91	(2.97)	(1.43)
Total from Investment Operations	2.76		1.72	(1.96)	7.14	(2.72)	(1.08)

Distributions:
Net Investment Income	(0.17)		(0.36)	(0.38)	(0.26)	(0.30)	(0.34)
Net Realized Gain on Investments	(0.41)		(1.94)	(2.10)	—	—	(0.60)
Return of Capital	—		—	—	—	—	(1.03)
Total Distributions	(0.58)		(2.30)	(2.48)	(0.26)	(0.30)	(1.97)
Net Asset Value, End of Period	$16.91		$14.73	$15.31	$19.75	$12.87	$15.89
Total Return †	18.87%		11.03%	(11.97)%	55.60%	(17.08)%	(5.42)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (in 000’s)	$117,999		$114,294	$124,661	$167,682	$115,528	$184,944
Net Investment Income	1.57	%(b)	1.94%	1.70%	1.22%	1.75%	2.17%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.04	%(b)	1.04%	1.04%	1.04%	1.04%	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.25	%(b)	1.25%	1.23%	1.22%	1.27%	1.23%
Portfolio Turnover Rate	8%		21%	28%	26%	21%	71%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Annualized.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each period:

	Six Months Ended March		Year Ended September 30,
Small-Mid Cap Value Fund	31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Class A
Net Asset Value, Beginning of Year	$8.33		$8.15	$12.97	$8.84	$12.38	$14.55
Income from Investment Operations:
Net Investment Income(a)	0.05		0.10	0.07	0.07	0.04	0.06
Net Realized and Unrealized Gain/(Loss) on Investments	1.93		1.29	(1.80)	4.64	(1.40)	(0.76)
Total from Investment Operations	1.98		1.39	(1.73)	4.71	(1.36)	(0.70)

Distributions:
Net Investment Income	(0.11)		(0.07)	(0.06)	(0.03)	(0.07)	(0.03)
Net Realized Gain on Investments	(0.68)		(1.14)	(3.03)	(0.55)	(2.11)	(1.44)
Total Distributions	(0.79)		(1.21)	(3.09)	(0.58)	(2.18)	(1.47)
Net Asset Value, End of Period	$9.52		$8.33	$8.15	$12.97	$8.84	$12.38
Total Return †	24.49%		17.95%	(18.80)%	54.70%	(14.91)%	(4.11)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (in 000’s)	$11,826		$10,296	$10,407	$14,943	$11,515	$23,125
Net Investment Income	1.12	%(b)	1.12%	0.63%	0.59%	0.43%	0.48%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.39	%(b)	1.39%	1.39%	1.39%	1.39%	1.40%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.79	%(b)	1.79%	1.69%	1.63%	1.68%	1.53%
Portfolio Turnover Rate	13%		17%	33%	37%	21%	26%
Class I
Net Asset Value, Beginning of Year	$8.65		$8.47	$13.37	$9.10	$12.69	$14.88
Income from Investment Operations:
Net Investment Income(a)	0.06		0.12	0.09	0.10	0.07	0.09
Net Realized and Unrealized Gain/(Loss) on Investments	2.00		1.34	(1.86)	4.78	(1.44)	(0.77)
Total from Investment Operations	2.06		1.46	(1.77)	4.88	(1.37)	(0.68)

Distributions:
Net Investment Income	(0.13)		(0.10)	(0.10)	(0.06)	(0.11)	(0.07)
Net Realized Gain on Investments	(0.70)		(1.18)	(3.03)	(0.55)	(2.11)	(1.44)
Total Distributions	(0.83)		(1.28)	(3.13)	(0.61)	(2.22)	(1.51)
Net Asset Value, End of Period	$9.88		$8.65	$8.47	$13.37	$9.10	$12.69
Total Return †	24.67%		18.18%	(18.61)%	55.08%	(14.69)%	(3.87)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (in 000’s)	$19,183		$16,677	$19,295	$32,101	$25,555	$43,060
Net Investment Income	1.38	%(b)	1.38%	0.87%	0.83%	0.68%	0.71%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.14	%(b)	1.14%	1.14%	1.14%	1.14%	1.15%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.54	%(b)	1.54%	1.44%	1.38%	1.43%	1.28%
Portfolio Turnover Rate	13%		17%	33%	37%	21%	26%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Annualized.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each period:

	Six Months Ended March		Year Ended September 30,
Mid Cap Dividend Value Fund	31, 2024 (Unaudited)		2023	2022	2021	2020	2019
Class A
Net Asset Value, Beginning of Year	$25.59		$23.68	$26.40	$19.10	$22.60	$23.94
Income from Investment Operations:
Net Investment Income(a)	0.18		0.37	0.34	0.18	0.26	0.29
Net Realized and Unrealized Gain/(Loss) on Investments	5.64		2.69	(2.73)	7.35	(3.26)	(0.67)
Total from Investment Operations	5.82		3.06	(2.39)	7.53	(3.00)	(0.38)

Distributions:
Net Investment Income	(0.19)		(0.40)	(0.33)	(0.23)	(0.31)	(0.32)
Net Realized Gain on Investments	(1.01)		(0.75)	—	—	(0.18)	(0.64)
Return of Capital	—		—	—	—	(0.01)	—
Total Distributions	(1.20)		(1.15)	(0.33)	(0.23)	(0.50)	(0.96)
Net Asset Value, End of Period	$30.21		$25.59	$23.68	$26.40	$19.10	$22.60
Total Return †	23.14%		12.98%	(9.17)%	39.48%	(13.38)%	(1.45)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (in 000’s)	$14,414		$11,617	$12,752	$15,163	$12,611	$18,260
Net Investment Income	1.36	%(b)	1.39%	1.23%	0.73%	1.25%	1.31%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.20	%(b)	1.20%	1.20%	1.20%	1.20%	1.21	%(c)
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.41	%(b)	1.41%	1.40%	1.38%	1.40%	1.38%
Portfolio Turnover Rate	6%		15%	14%	21%	22%	22%
Class I
Net Asset Value, Beginning of Year	$25.53		$23.62	$26.39	$19.09	$22.59	$23.94
Income from Investment Operations:
Net Investment Income(a)	0.22		0.43	0.40	0.25	0.31	0.35
Net Realized and Unrealized Gain/(Loss) on Investments	5.62		2.70	(2.72)	7.34	(3.26)	(0.69)
Total from Investment Operations	5.84		3.13	(2.32)	7.59	(2.95)	(0.34)

Distributions:
Net Investment Income	(0.23)		(0.47)	(0.45)	(0.29)	(0.36)	(0.37)
Net Realized Gain on Investments	(1.01)		(0.75)	—	—	(0.18)	(0.64)
Return of Capital	—		—	—	—	(0.01)	—
Total Distributions	(1.24)		(1.22)	(0.45)	(0.29)	(0.55)	(1.01)
Net Asset Value, End of Period	$30.13		$25.53	$23.62	$26.39	$19.09	$22.59
Total Return †	23.25%		13.29%	(8.96)%	39.84%	(13.15)%	(1.24)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (in 000’s)	$113,385		$98,125	$96,765	$116,673	$101,482	$157,557
Net Investment Income	1.60	%(b)	1.64%	1.48%	0.98%	1.51%	1.57%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	0.95	%(b)	0.95%	0.95%	0.95%	0.95%	0.96	%(c)
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.16	%(b)	1.16%	1.15%	1.13%	1.15%	1.13%
Portfolio Turnover Rate	6%		15%	14%	21%	22%	22%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Annualized.

(c)	The Fund incurred tax expense during the year ended September 30, 2019. If the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.20% (Class A) and 0.95% (Class I), respectively.

See accompanying notes to financial statements.

KEELEY Funds, Inc.

Notes to Financial Statements (Unaudited)

1. Organization. KEELEY Funds, Inc. (the Corporation) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-ended investment company. The Corporation consists of three series, KEELEY Small Cap Dividend Value Fund (Small Cap Dividend Value Fund), KEELEY Small-Mid Cap Value Fund (Small-Mid Cap Value Fund), and KEELEY Mid Cap Dividend Value Fund (Mid Cap Dividend Value Fund) (each a Fund, and collectively, the Funds), each with two classes of shares: Class A and Class I.

The investment objectives of each Fund are as follows:

●	Small Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

●	Small-Mid Cap Value Fund seeks to provide long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization.

●	Mid Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities of companies with a mid-sized market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

2. Significant Accounting Policies. As an investment company, the Corporation follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Corporation in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Keeley-Teton Advisors, LLC (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case the security will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC, at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of the inputs.

KEELEY Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of March 31, 2024 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 03/31/24
SMALL CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$282,084,573	—	—	$282,084,573
U.S. Government Obligations	—	$98,842	—	98,842
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$282,084,573	$98,842	—	$282,183,415

SMALL-MID CAP VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$30,147,231	—	—	$30,147,231
Warrants (a)	32	—	—	32
U.S. Government Obligations	—	$930,852	—	930,852
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$30,147,263	$930,852	—	$31,078,115

MID CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$124,402,384	—	—	$124,402,384
U.S. Government Obligations	—	$3,297,582	—	3,297,582
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$124,402,384	$3,297,582	—	$127,699,966

(a) Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at March 31, 2024 or September 30, 2023. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities

KEELEY Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Funds’ expenses. During the six months ended March 31, 2024, Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund did not have any periodic expenses charged by the Acquired Funds, and the Small-Mid Cap Value Fund’s pro rata portion was approximately less than 1 basis point.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends. Upon notification from issuers, distributions received from a REIT may be redesignated as a reduction of cost of investments and/or realized gain.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAVs of the Funds.

The tax character of distributions paid during the fiscal year ended September 30, 2023 was as follows:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
Ordinary income (inclusive of short term capital gains)	$6,449,222	$444,033		$2,024,390
Net long term capital gains	35,214,539	3,872,171		3,374,540
Total distributions paid	$41,663,761	$4,316,204	*	$5,398,930

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains.

KEELEY Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2024:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Aggregate cost of investments	$210,443,827	$20,657,978	$84,213,031
Gross unrealized appreciation	$90,302,130	$11,958,849	$47,476,035
Gross unrealized depreciation	(18,562,542)	(1,538,712)	(3,989,100)
Net unrealized appreciation	$71,739,588	$10,420,137	$43,486,935

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended March 31, 2024, the Funds did not incur any income tax, interest, or penalties. As of March 31, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (the Agreement) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, Small Cap Dividend Value Fund and Small-Mid Cap Value Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million, and 0.80% in excess of $700 million of the Fund’s average daily net assets. Mid Cap Dividend Value Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the Fund’s first $700 million of average daily net assets and 0.80% for net assets greater than $700 million.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2025 (the Expense Cap Agreement), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of a Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

	Class A	Class I
Small Cap Dividend Value Fund	1.29%	1.04%
Small-Mid Cap Value Fund	1.39%	1.14%
Mid Cap Dividend Value Fund	1.20%	0.95%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the six months ended March 31, 2024. The table below indicates the amount of fees contingently available for recoupment by the Adviser in future periods:

As of March 31, 2024, the cumulative unreimbursed amounts which may be recovered by the Adviser are as follows:

	For the year ended September 30, 2021, expiring September 30, 2024	For the year ended September 30, 2022, expiring September 30, 2025	For the year ended September 30, 2023, expiring September 30, 2026	For the six months ended March 31, 2024, expiring September 30, 2027	Total
Small Cap Dividend Value Fund	$668,481	$676,027	$645,723	$288,814	$2,279,045
Small-Mid Cap Value Fund	109,462	120,296	118,809	57,006	405,573
Mid Cap Dividend Value Fund	236,330	252,425	248,028	119,780	856,563

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow Keeley-Teton to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. Keeley-Teton, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.

KEELEY Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

4. Distribution Plan. The Corporation’s Board has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A Shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A Shares by G.distributors, LLC (the Distributor), an affiliate of the Adviser, with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors.

For the six months ended March 31, 2024, Small Cap Dividend Value Fund – Class A expensed $199,874 in distribution fees, of which $1,556 was paid to the Distributor; Small-Mid Cap Value Fund – Class A expensed $13,420 in distribution fees, of which $344 was paid to the Distributor; and Mid-Cap Dividend Value Fund – Class A expensed $15,945 in distribution fees, of which $172 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors. For the six months ended March 31, 2024, the Adviser received $127,229, $16,564, and $40,645 from Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the six months ended March 31, 2024, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Small Cap Dividend Value Fund	$20,503,577	$49,878,372
Small-Mid Cap Value Fund	3,622,520	5,903,347
Mid Cap Dividend Value Fund	6,768,685	14,692,801

6. Transactions with Affiliates and Other Arrangements. During the six months ended March 31, 2024, the Distributor retained a total of $2,072 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended March 31, 2024, Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund accrued $34,457, $3,526, and $14,439, respectively, in the Statements of Operations, in connection with the cost of computing these Funds’ NAVs.

As per the approval of the Board, the Funds are allocated a portion of the Chief Compliance Officer’s compensation cost. For the six months ended March 31, 2024, the Funds paid or accrued $45,000 in chief compliance officer compensation in the Statements of Operations.

The Adviser has an administration agreement for each of the Funds with Gabelli Funds, LLC, which has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $10,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, and the Chairman of the Audit Committee receives a $25,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

KEELEY Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

7. Line of Credit. The Funds participate in an unsecured line of credit, which expires on February 26, 2025 and may be renewed annually, of up to $75,000,000 under which they may each borrow up to 10% of their net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statements of Operations. During the six months ended March 31, 2024, there were no borrowings under the line of credit for all the KEELEY Funds.

8. Significant Shareholder. As of March 31, 2024, 10.9%, 12.9%, and 41.8% of Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively, were beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

9. Capital Stock. The Funds offer two classes of shares - Class A Shares and Class I Shares. The public offering price for Class A Shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I Shares is the net asset value. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders.

Transactions in shares of capital stock were as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Class A
Shares sold	134,203	257,652	6,350	19,911	31,969	26,152
Shares issued upon reinvestment of distributions.	334,495	1,483,690	106,028	187,044	17,556	19,408
Shares redeemed	(1,006,606)	(1,744,438)	(106,520)	(246,876)	(26,310)	(130,091)
Net increase/(decrease) in Class A Shares	(537,908)	(3,096)	5,858	(39,921)	23,215	(84,531)

Class I
Shares sold	193,115	501,436	104,775	51,258	65,179	111,221
Shares issued upon reinvestment of distributions.	259,131	1,183,658	171,258	315,827	167,062	189,015
Shares redeemed	(1,236,350)	(2,064,014)	(262,733)	(716,289)	(313,327)	(552,268)
Net increase/(decrease) in Class I Shares	(784,104)	(378,920)	13,300	(349,204)	(81,086)	(252,032)

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Keeley Funds and Your Personal Privacy

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

●	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income, and date of birth.

●	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information, and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic, and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former customers to nonaffiliated third parties, except as permitted by law. G.distributors, LLC. is the Distributor and Keeley-Teton Advisors, LLC. is the Investment Adviser for the Keeley Funds and are both affiliates of the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-800-422-3554. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

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KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

141 West Jackson Blvd., Suite 2150

Chicago, Illinois 60604

General and Account Information:

800-422-3554

fax: 312-786-5003

website: keeleyfunds.com

e-mail: info@keeleyteton.com

Board of Directors

LAURA D. ALTER	NICHOLAS F. GALLUCCIO*	SEAN LOWRY
Former Managing Director and	Co-Chairman, Teton Advisors, Inc.	Former Executive Vice President,
Senior Partner of Fixed Income,		Pacor Mortgage Corp.
Harris Investments

ANTHONY S. COLAVITA	KEVIN M. KEELEY*	MICHAEL J. MELARKEY
Attorney, Anthony S. Colavita, P.C.	Co-Chairman, Executive Chairman,	Of Counsel,
	and President	McDonald Carano Wilson LLP
Keeley -Teton Advisors, LLC
President, Keeley Funds, Inc.

JAMES P. CONN	JEROME J. KLINGENBERGER
Former Managing Director and	Executive Vice President and
Chief Investment Officer, Financial	Chief Financial Officer
Security Assurance Holdings Ltd.	Grayhill, Inc.

*Interested Directors
Officers

KEVIN M. KEELEY	JOHN C. BALL	PETER GOLDSTEIN
President	Treasurer	Secretary and Vice President

RICHARD J. WALZ	THOMAS E. BROWNE Jr.
Chief Compliance Officer	Vice President

Investment Adviser	Distributor
Keeley-Teton Advisors, LLC	G.distributors, LLC
Custodian	Legal Counsel
State Street Bank and Trust Company	Paul Hastings LLP

This report is submitted for the information of the shareholders of the KEELEY Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABKLQ124SR

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	June 6, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 6, 2024

* Print the name and title of each signing officer under his or her signature.